Exhibit 99.1

NEWS RELEASE

EL GALLO DELIVERS EXCEPTIONAL HIGH-GRADE

CORE DRILL RESULTS FROM SURFACE!

31.6 opt Silver Over 104.0 ft

Incl. 176.3 opt Silver over 14.9 ft, Incl. 305.1 opt Silver Over 3.9 ft

Toronto, Ontario (March 2nd, 2009) - US GOLD CORPORATION (NYSE.A: UXG - TSX: UXG - Frankfurt: US8) is pleased to announce new step out drilling has intersected exceptional high-grade mineralization over excellent widths at the El Gallo project in Sinaloa State, Mexico!

DRILL RESULT HIGHLIGHTS

(See Figure 1 for Hole Locations)

•                  Core drilling has intersected the highest silver values and thickest intersection to date! A step out hole located 165.0 ft (50.0 m) west of previous drilling returns 31.6 opt silver (1,082.4 gpt silver) over 104.0 ft (31.7 m), including 176.3 opt silver (6,046.1 gpt silver) over 14.9 ft (4.6 m) and including 305.1 opt silver (10,461.0 gpt silver) over 3.9 ft (1.2m). Mineralization starts from surface!

•                  Core drilling has confirmed conventional rotary drill results, in addition to locating a new deeper zone:  46.5 opt silver (1,593.2 gpt silver), 1.0 opt gold (32.8 gpt gold) over 16.1 ft (4.9 m).

•                  Conventional rotary drilling along the east area of the vein has returned excellent results: 13.8 opt silver (471.6 gpt silver) over 90.0 ft (27.4 m), including 38.5 opt silver (1,320.0 gpt silver) over 5.0 ft (1.5 m).

•                  Conventional rotary drilling has discovered a new high-grade area in the southwest part of the project: 25.9 opt silver (886.5 gpt silver), 0.17 opt gold (5.7 gpt gold) over 20.0 ft (6.1 m).

El Gallo: The Power of High-Grade!

In order to test the ultimate potential of El Gallo’s high-grade mineralization, US Gold is undertaking an aggressive core and reverse circulation drill program.  Results for an additional four core holes have been received. The most significant hole intersected 31.6 opt silver (1,082.4 gpt silver) over 104.0 ft (31.7 m), including 176.3 opt silver (6,046.1 gpt silver) over 14.9 ft (4.6 m) and including 305.1 opt silver (10,461.0 gpt silver) over 3.9 ft (1.2 m) expanding the strike length of the mineralization by 165.0 ft (50.0 m) to the west of the previous drilling. This hole returned the highest silver values and longest intercept to date from El Gallo, indicating that there is excellent potential to further expand the size of the discovery. The strike length of the mineralization has now been extended to 1,475.0 ft (450.0 m) and the mineralization remains open in every direction.

The three remaining core holes were designed to confirm the initial conventional rotary drilling and to prepare a Canadian NI 43-101 resource estimate. Hole GAX008, which returned 46.5 opt silver (1593.2 gpt silver), 1.0 opt gold (32.8 gpt gold) over 16.1 ft (4.9 m), is important because US Gold believes it may have intersected the top of a high grade gold-silver ore shoot.  This hole also extended the shallow dipping zone to the north returning 10.8 opt silver (370.5 gpt silver) over 34.4 ft (10.5 m) and has intersected a possible new zone at depth, 17.4 opt silver (595.0 gpt silver) over 7.1 ft (2.2 m).

Imperial Measurement

Hole #	Silver	Gold	Length	From	To
	(opt)	(opt)	(ft)	(ft)	(ft)

GAX005	6.6	—	14.4	73.0	87.4
Including	21.0	—	3.6	73.0	76.6

GAX006	5.0	—	66.4	69.2	135.7

GAX008	10.8	—	34.4	10.0	44.5
And	46.5	1.0	16.1	87.6	103.7
And	17.4	—	7.1	161.4	168.5
And	4.7	—	6.7	176.7	183.4

GAX010	31.6	—	104.0	0.0	104.0
Including	176.3	—	14.9	37.9	52.8
Including	305.1	—	3.9	40.4	44.3
And	4.9	—	17.7	125.3	143.0
And	5.7	—	6.7	150.6	157.3
And	13.5	—	4.8	229.7	234.4

Metric Measurement

Hole #	Silver	Gold	Length	From	To
	(gpt)	(gpt)	(m)	(m)	(m)

GAX005	227.2	—	4.4	22.3	26.7
Including	718.4	—	1.1	22.3	23.4

GAX006	171.5	—	20.3	21.1	41.4

GAX008	370.5	—	10.5	3.1	13.6
And	1,593.2	32.8	4.9	26.7	31.6
And	595.0	—	2.2	49.2	51.4
And	161.9	—	2.1	53.9	55.9

GAX010	1,082.4	—	31.7	0.0	31.7
Including	6,046.1	—	4.6	11.6	16.1
Including	10,461.0	—	1.2	12.3	13.5
And	166.6	—	5.4	38.2	43.6
And	195.6	—	2.1	45.9	48.0
And	463.2	—	1.5	70.0	71.5

*Numbers may not balance due to rounding

In order to help delineate the orientation of the mineralization a conventional rotary hole was drilled 16.5 ft (5.0 m) from core hole GAX010. US Gold’s early interpretation suggests the mineralization strikes east-west with north-south faults offsetting the zone. It is important to note that the area immediately north of this drilling includes an exciting geochemical soil anomaly that returned the highest silver values from US Gold’s ongoing soil sampling program, indicating there is potential to further extend the high-grade mineralization. Highlights from this hole included:

Imperial Measurement

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GABHA09-225	5.2	5.0	0.0	5.0
And	6.2	85.0	55.0	140.0
Including	21.4	5.0	60.0	65.0

Metric Measurement

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GABHA09-225	177.0	1.5	0.0	1.5
And	211.3	25.9	16.8	42.7
Including	732.0	1.5	18.3	19.8

                                                *Numbers may not balance due to rounding

East Area Continues to Deliver

A series of conventional rotary holes were designed to determine the direction of the mineralization in the east part of the vein. Outcrops in this area of the project suggest the high-grade may have been faulted to the south. Conventional rotary drilling to test this hypothesis encountered significant grades and widths. Further drilling is on-going in order to further expand the mineralization. Results are listed below:

Imperial Measurement

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GABHA09-204	9.7	10.0	0.0	10.0
And	23.6	10.0	20.0	30.0
And	12.7	5.0	45.0	50.0

GABHA09-205	13.8	90.0	0.0	90.0
Including	33.8	5.0	10.0	15.0
Including	38.5	5.0	60.0	65.0

Metric Measurement

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GABHA09-204	332.0	3.0	0.0	3.0
And	810.0	3.0	6.1	9.1
And	436.0	1.5	13.7	15.2

GABHA09-205	471.6	27.4	0.0	27.4
Including	1,160.0	1.5	3.0	4.6
Including	1,320.0	1.5	18.3	19.8

                                                *Numbers may not balance due to rounding

New High-Grade Area Demonstrates Early Potential!

Geochemical surface sampling in the southwest part of the project indentified a historical mine working that appears to be a continuation of the main mineralized structure. Rock chip samples from the working returned encouraging grades. A series of conventional rotary holes were drilled across the structure with two returning very significant values.

Imperial Measurement

Hole #	Silver	Gold	Length	From	To
	(opt)	(opt)	(ft)	(ft)	(ft)

GABHA09-216	8.2	—	105.0	0.0	105.0
Including	41.7	—	10.0	5.0	15.0

GABHA09-217	25.9	0.17	20.0	15.0	35.0
Including	38.8	0.25	10.0	20.0	30.0
And	6.7	—	5.0	140.0	145.0

Metric Measurement

Hole #	Silver	Gold	Length	From	To
	(gpt)	(gpt)	(m)	(m)	(m)

GABHA09-216	281.9	—	32.0	0.0	32.0
Including	1,429.5	—	3.0	1.5	4.6

GABHA09-217	886.5	5.7	6.1	4.6	10.7
Including	1,329.0	8.5	3.0	6.1	9.1
And	230.0	—	1.5	42.7	44.2

*Numbers may not balance due to rounding

“With each new drill hole El Gallo is looking more like a significant high-grade discovery! It is important to note US Gold controls 550,000 acres immediately around El Gallo. With this type of grade, our regional exploration will be increased drastically. US Gold is becoming an interesting exploration story,” stated Rob McEwen, Chairman and CEO of US Gold.

ABOUT US GOLD

US Gold Corporation is a United States based gold and silver exploration company exploring in northeastern Nevada and north-central Mexico. US Gold’s shares trade on the NYSE Alternext and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample prep and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 25 samples. All assays are uncut.

All core holes were drilled with HQ core utilizing a CS-1500 truck-mounted long-stroke core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

All conventional rotary holes were sampled on 5.0 ft (1.5 m) intervals. The individual samples were then prepped on-site at the Magistral Mine and a coarse reject split shipped to ALS Chemex in Hermosillo for sample prep and analysis by fire assay for gold and 4-acid digestion with ICP determination for silver. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted with every hole shipment. All assays are uncut.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US★GOLD **El Gallo: Plan (Aerial) View**

Figure 1

March 2, 2009

211900
212000
212100
212200
2843400
2843300
2843200
2843100
GAX008
GAX006
GABH09204
GABH09205
GABH09216
GABH09217
GAX010
GABHA09225
GAX005
Legend
Mineralization
Core Hole Collar (Mar 2, 09)
GAX001= Drill Hole #
0 100 200
Feet
N
0 25 50
Meters